                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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                             THE MEXICO FUND, INC.

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               (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                                 FOR:     The Mexico Fund, Inc.

                                                 CONTACT: Eduardo Solano
                                                          The Mexico Fund, Inc.
                                                          011-52-55-5282-8900


FOR IMMEDIATE RELEASE
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   THE MEXICO FUND, INC. FURTHER ADJOURNS 2003 ANNUAL MEETING OF STOCKHOLDERS

Washington, D.C., April 17, 2003 -- The Mexico Fund, Inc. (NYSE: MXF) reconvened its 2003 Annual Meeting of Stockholders and further adjourned the Meeting to April 28, 2003 to provide stockholders additional time to vote on the proposals for the Meeting. The Meeting will be reconvened at 11:00 a.m. New York City
Time at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112. The record date of February 11, 2003 remains the same.

For further information, contact Eduardo Solano, the Fund's Investor Relations Vice President, at 011-52-55-5282-8900, or by email at investor-relations@themexicofund.com.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Fund's current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from those contemplated in such forward-looking statements including, in particular, the risks and uncertainties described in the Fund's filings with the Securities and Exchange Commission. Actual results, events, and performance may differ. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Fund undertakes no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by The Mexico Fund, Inc. or any other person that the events or circumstances described in such statement are material.

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